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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  OCTOBER 17, 2006
DATE OF EARLIEST EVENT REPORTED:  OCTOBER 13, 2006

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                        TRANSATLANTIC HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                    1-10545                13-3355897
    (State or other        (Commission File Number)      (IRS Employer
    jurisdiction of                                    Identification Number)
   incorporation
                               80 PINE STREET
                          NEW YORK, NEW YORK 10005
                    (Address of principal executive offices)

                               (212) 770-2000
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

By letter dated October 9, 2006 and received by Transatlantic Holdings, Inc. (the "Company") on October 13, 2006, John J. Mackowski notified the Company that, for personal reasons, he will not stand for re-election as a director of the Company at its annual shareholders' meeting scheduled to be held in May, 2007.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October 16, 2006

                                 TRANSATLANTIC HOLDINGS, INC.


                                 By: /s/ Gary A. Schwartz
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                                     Gary A. Schwartz
                                     Senior Vice President and General Counsel